Revenue	3 Months Ended
Mar. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue

3. Revenue

Financial Statement Impact of Adopting ASC 606

The Company adopted ASC 606 using the modified retrospective method. This resulted in a cumulative adjustment to decrease the Company’s accumulated deficit by $109,922 to reflect the acceleration of revenue recognition related to its sales-based royalties for agreements with customers that were not completed as of January 1, 2018. As a result of applying the modified retrospective method to adopt the new revenue guidance, the Company recorded $109,922 to unbilled receivables under the condensed consolidated balance sheet as of January 1, 2018.

Impact of New Revenue Guidance on Financial Statement Line Items

The following summarizes the significant changes to the Company’s condensed consolidated balance sheet and condensed consolidated statement of operations for the three months ended March 31, 2018 as a result of the adoption of ASC 606 on January 1, 2018 compared to what would have been recognized under ASC 605:

•	Total reported assets and equity were $30,667 greater than what would have been reported under ASC 605 as of March 31, 2018. This was due to the acceleration of future minimum customer sales-based royalty revenues under ASC 606 through the potential contract cancellation period.

•	$77,589 reduction of recorded revenues related to prior periods. Previously under ASC 605, there was a lag of at least one quarter before the Company was notified of customers’ sales-based royalties, and thus royalty revenues in excess of the minimum guaranteed amounts were recognized in arrears. This would have resulted in recording additional royalty revenue in the first quarter of 2018 related to eligible 2017 customer sales. For customers that only report royalty-eligible sales annually, this typically resulted in the recognition of a full year’s worth of royalties in excess of the minimum in the first quarter of the following year. However, ASC 606 requires recognition in the period earned even if amounts are unknown (subject to the constraint that a significant future reversal of this estimated revenue is not probable). Because the modified retrospective approach was applied upon adoption on January 1, 2018, this cumulative difference (amount in arrears) was adjusted to the Company’s accumulated deficit rather than recording this revenue in the first quarter of 2018.

•	Partially offsetting the reduction above is the $18,326 acceleration of first quarter 2018 sales-based royalty revenue in excess of minimum guaranteed amounts to the extent the amounts are known or can be estimated, and a significant reversal is not probable.

The net impact of accounting for revenue under the new guidance increased net loss and net loss per share by $59,263 and $0.012 per basic and diluted share, respectively for the three months ended March 31, 2018.

The adoption of ASC 606 had no impact on the Company’s cash flows from operations. The aforementioned impacts resulted in offsetting shifts in cash flows between net loss and changes in working capital balances.

Revenue Recognitions

The Company has historically derived its revenues from the following sources: (i) royalties from sublicense and patent transfer agreements, (ii) up-front fees from sublicense and patent transfer agreements, (iii) milestone payments from sublicense and patent transfer agreements, (iv) diagnostic services revenue and (v) clinical research revenue. These revenue streams are discussed in greater detail below.

Royalty Revenue

Royalties have comprised the majority of the Company’s revenues to date. Its licensing and patent transfer agreements provide for ongoing royalties, generally calculated as a percentage of net revenues related to the licensed or transferred intellectual property (“IP”). In addition, many of its agreements specify a minimum annual royalty amount beginning in the year of the customer’s first related sale. Because minimum royalty amounts are contractually guaranteed, they are considered fixed consideration and allocated to the performance obligations at the stated amounts in the agreements. Sales-based royalties in excess of the minimum amount are considered variable consideration as the amounts are not known until the related customer sales occur, and are therefore excluded from the transaction price. Royalty amounts are reported by customers on a quarterly or annual basis, depending on the agreement, and are typically collected by the Company in the following quarter.

Under ASC 606, fixed consideration is recognized as revenue when all performance obligations have been satisfied. For existing licensing and patent transfer agreements, the sole performance obligation was the issuance of the sublicense or the transfer of the patent which occurred at the agreements’ inception. However, as these agreements are generally cancellable by either party with 60-90 days’ notice, a fixed contractual minimum cannot be determined at the outset of the agreement. Thus, at a given point the Company may only recognize minimum royalty revenue to be received 60-90 days in the future, as there are no guarantees beyond the minimum cancellation period. This is a slight acceleration compared to previous guidance, which did not permit future minimum royalties to be recognized in an earlier period. The cumulative adjustment to accumulated deficit upon adoption at January 1, 2018 related to this acceleration in revenue recognition was not material, at approximately $32,000.

Sales-based royalties in excess of annual minimums are considered variable consideration. Sales-based or usage-based royalty based on an intellectual property license prohibits recognition of the royalty until sales or other activities occur. Historically, there has been a short lag before the Company was notified of a customer’s previous period sales, and thus sales greater than minimum royalties were recognized in arrears as these amounts became known. Under ASC 606 the Company is now required to record an estimate of sales in excess of minimums even if the exact amount is unknown. Given the Company’s relatively low revenues overall and the unpredictable nature of these sales-based royalties, such acceleration under ASC 606 has not been material. A cumulative adjustment of approximately $78,000 was recognized upon adoption as a result of this acceleration. Amounts that have been recognized as revenue but not yet billed to customers are presented as unbilled receivables on the Company’s balance sheet.

Up-Front Licensing and Patent Transfer Fees

Each of the Company’s licensing agreements contains a non-refundable up-front licensing fee for use by the customer of the related IP. The Company’s IP license grants and patent transfers are considered to be functional IP as each has immediate standalone value and distinct performance obligations and as such, revenue is recognized upon transfer of control to the customer. This is considered fixed consideration under ASC 606 and is allocated entirely to the IP grant at the amount stated in the agreement. This is consistent with the previous guidance and as such, the adoption of ASC 606 had no effect on this revenue stream as all performance obligations under existing agreements had already been satisfied, fees had been collected from customers, and the related revenues had already been recognized prior to adoption.

Milestone Payments from Sublicense and Patent Transfer Agreements

A few of the Company’s agreements with customers contain payments related to the achievement of specific milestones. However, as no milestones have been reached under these agreements in several years and the Company does not expect to achieve the remaining milestones under existing agreements, these potential amounts are excluded from the transaction price, and the adoption of ASC 606 had no effect on this revenue stream. The Company will, however, continue to update its assessment in future reporting periods regarding the likelihood of achieving outstanding milestones.

Diagnostic Service Revenue

This revenue stream is related to the performance of clinical laboratory tests and has come primarily from insurance companies and government payors, such as Medicare and Medicaid in the United States. Some revenue also comes from international private payors. Diagnostic services revenue to date has been recognized on a cash collection basis due to (i) the highly complex insurance and governmental regulations and practices that vary based on state, third party payor, etc., (ii) the Company’s relatively short commercial history with uncollected billings, (iii) the Company’s fairly high percentage of services that are billed and not collected, and (iv) significant lag times between when a sample is processed and when payment is received. While distinct performance obligations and stand-alone selling prices can be identified, we do not believe these agreements meet the criteria for contracts with a customer under ASC 606 because it is not probable that the entity will collect substantially all the consideration to which it will be entitled in exchange for the goods and services transferred, nor can it reliably determine the expected transaction price. Therefore, the Company has continued to recognize this revenue on a cash basis as it did under the previous guidance. Thus, the adoption of ASC 606 did not affect this revenue stream.

Clinical Research Revenue

This revenue stream consists primarily of sales of urine and blood collection supplies and testing services under agreements with distributors and with pharmaceutical companies. These agreements meet the criteria for contracts with a customer, have fixed prices and quantities for goods (supplies) and services (tests), and each good or service represents a distinct performance obligation and has a stand-alone selling price that is independent of other purchases by the customer. Performance obligations are satisfied when goods or services are provided to the customer under ASC 606. Because testing services are very short in duration (less than two weeks) and have relatively low prices and low volumes, related costs are expensed immediately rather than recorded as contract assets, as the results would not differ significantly. Standard payment terms apply to these agreements, and thus there is no financing component nor prepayments that would result in a contract liability. Customers are invoiced and revenue is recognized simultaneously upon shipment or delivery of test results at the stated amounts per the contract, which is consistent with previous guidance. Thus, the adoption of ASC 606 did not affect reported amounts for this revenue stream.

Transaction Price Allocated to Future Performance Obligations

Licensing and patent transfer agreements may contain three possible revenue sources: up-front licensing fees, sales-based royalties and potential milestone revenue. However, all of the Company’s existing agreements of this type contained only a single performance obligation to provide the functional IP to the customer at the outset of the agreement. While the Company continues to receive related sales-based royalties, the related performance obligations were satisfied in previous years and thus the Company has no future performance obligations under these agreements.